                                 [Letterhead]


                 CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the inclusion in this Current Report on Form 8-K, filed with the Securities and Exchange Commission by Apartment Investment and Management Company (AIMCO) of our reports dated, as listed in Appendix 1, with respect to the audits of the Partnerships listed in Appendix 1 for the years ended December 31, 1995 and 1996. We further consent to the incorporation by reference of such reports in AIMCO's Registration Statement on Form S-3 (No. 333-26415), AIMCO's Registration Statement on Form S-3 (No. 33-98338), AIMCO's Registration Statement on Form S-3 (No. 333-828), AIMCO's Registration Statement on Form S-3 (No. 333-4542), AIMCO's Registration Statement on Form S-3 (No. 333-4546), AIMCO's Registration Statement on Form S-3 (No. 333-08997), AIMCO's Registration Statement on Form S-3 (No. 333-17431), AIMCO's Registration Statement on Form S-8 (No. 333-4550), AIMCO's Registration Statement on Form S-8 (No. 333-4548), AIMCO's Registration Statement on Form S-8 (No. 333-14481), and AIMCO's Registration Statement on Form S-3 (No. 333-20755), all filed with the Securities and Exchange Commission.



/s/ Robert Ercolini & Company LLP

Boston, Massachusetts
June 23, 1997

                                      APPENDIX 1

Year Ended December 31, 1995
----------------------------

Partnership                                                Report Date
-----------                                                ------------

2900 Van Ness Associates                                   March 1, 1996
7400 Roosevelt Investors                                   February 20, 1996
Ivanhoe Associates Limited Partnership and
  Monroeville Development Corporation                      February 23, 1996
Ridge Carlton Associates Limited Partnership and           February 27, 1996
  Norco Associates
Norco Associates                                           February 27, 1996
Scotch Associates Limited Partnership and                  February 27, 1996
  Scotch Lane Associates
Scotch Lane Associates                                     February 27, 1996
Standart Woods Associates Limited Partnership              February 17, 1996

Year Ended December 31, 1996
----------------------------

Partnership                                                  Report Date
-----------                                                  ------------

2900 Van Ness Associates                                   February 12, 1997
7400 Roosevelt Investors                                   February 7, 1997
Fairfax Associates Limited Partnership                     March 3, 1997
Ivanhoe Associates Limited Partnership and                 February 3, 1997
  Monroeville Development Corporation                       (except as to Note
                                                            5, which is as of
                                                            March 17, 1997)
Ridge Carlton Associates Limited Partnership and           January 28, 1997
  Norco Associates
Norco Associates                                           January 28, 1997
River Loft Associates Limited Partnership and              February 4, 1997
  River Loft Apartments Limited Partnership
River Loft Apartments Limited Partnership                  February 4, 1997
Scotch Associates Limited Partnership and                  January 31, 1997
  Scotch Lane Associates
Scotch Lane Associates                                     January 31, 1997
Standart Woods Associates Limited Partnership              February 18, 1997
Wyntre Brooke Associates                                   February 10, 1997

                                   [Letterhead]


                 CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the inclusion in this Current Report on Form 8-K, filed with the Securities and Exchange Commission by Apartment Investment and Management Company (AIMCO) of our reports (each of which expresses an unqualified opinion and includes an explanatory paragraph relating to the Partnership's ability to continue as a going concern) dated, as listed in Appendix 2, with respect to the audits of the Partnerships listed in Appendix 2 for the years ended December 31, 1995 and 1996. We further consent to the incorporation by reference of such reports in AIMCO's Registration Statement on Form S-3 (No. 333-26415), AIMCO's Registration Statement on Form S-3 (No. 33-98338), AIMCO's Registration Statement on Form S-3 (No. 333-828), AIMCO's Registration Statement on Form S-3 (No. 333-4542), AIMCO's Registration Statement on Form S-3 (No. 333-4546), AIMCO's Registration Statement on Form S-3 (No. 333-08997), AIMCO's Registration Statement on Form S-3 (No. 333-17431), AIMCO's Registration Statement on Form S-8 (No. 333-4550), AIMCO's Registration Statement on Form S-8 (No. 333-4548), AIMCO's Registration Statement on Form S-8 (No. 333-14481), and AIMCO's Registration Statement on Form S-3 (No. 333-20755), all filed with the Securities and Exchange Commission.



/s/ Robert Ercolini & Company LLP

Boston, Massachusetts
June 23, 1997

                                      APPENDIX 2

Year Ended December 31, 1995
----------------------------

Partnership                                                Report Date
-----------                                                ------------

Fairfax Associates Limited Partnership                     February 27, 1996
River Loft Associates Limited Partnership and              February 25, 1996
  River Loft Apartments Limited Partnership
River Loft Apartments Limited Partnership                  February 25, 1996
West Lake Arms Limited Partnership                         February 17, 1996
Wyntre Brooke Associates                                   February 17, 1996
                                                            (except as to Note
                                                            11, which is as of
                                                            February 22, 1996)

Year Ended December 31, 1996
----------------------------

Partnership                                                Report Date
-----------                                                ------------

West Lake Arms Limited Partnership                         February 28, 1997
Greater Hartford Associates Limited Partnership and        February 22, 1997
  Connecticut Colony Associates Limited Partnership
Connecticut Colony Associates Limited Partnership          February 22, 1997

                                    [Letterhead]

                 CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the inclusion in this Current Report on Form 8-K, filed with the Securities and Exchange Commission by Apartment Investment and Management Company (AIMCO) of our reports (each of which expresses an unqualified opinion and includes an explanatory paragraph noting that the next remarketing date for the Bonds which finance the Project is to occur on April 1, 1997 at which date a deferred fee of $925,000 is payable to the issuer of the Letter of Credit that secures payments on the Bonds) dated, as listed in Appendix 3, with respect to the audits of the Partnerships listed in Appendix 3 for the year ended December 31, 1995. We further consent to the incorporation by reference of such reports in AIMCO's Registration Statement on Form S-3 (No. 333-26415), AIMCO's Registration Statement on Form S-3 (No. 33-98338), AIMCO's Registration Statement on Form S-3 (No. 333-828), AIMCO's Registration Statement on Form S-3 (No. 333-4542), AIMCO's Registration Statement on Form S-3 (No. 333-4546), AIMCO's Registration Statement on Form S-3 (No. 333-08997), AIMCO's Registration Statement on Form S-3 (No. 333-17431), AIMCO's Registration Statement on Form S-8 (No. 333-4550), AIMCO's Registration Statement on Form S-8 (No. 333-4548), AIMCO's Registration Statement on Form S-8 (No. 333-14481), and AIMCO's Registration Statement on Form S-3 (No. 333-20755), all filed with the Securities and Exchange Commission.



/s/ Robert Ercolini & Company LLP

Boston, Massachusetts
June 23, 1997

                                     APPENDIX 3

Year Ended December 31, 1995
----------------------------

Partnership                                                Report Date
-----------                                                ------------

Greater Hartford Associates Limited Partnership and        February 27, 1996
  Connecticut Colony Associates Limited Partnership         (except as to Note
                                                            6, which is as of
                                                            April 12, 1996)
Connecticut Colony Associates Limited Partnership          February 27, 1996
                                                            (except as to Note
                                                            6, which is as of
                                                            April 12, 1996)